UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5880 Pacific Center Blvd., San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events

                InfoSonics Corporation issued a press release dated June 16, 2006 regarding lawsuits seeking class action status filed against the Company and certain of its officers in the United States District Court for the Southern District of California.

            The complaints relate to the Company's announcement, on June 12, 2006, of the restatement of its financial statements for the quarter ended March 31, 2006 with respect to the accounting treatment of certain warrants issued in connection with the Company’s January 2006 financing.  The company believes its actions were appropriate and intends to vigorously defend the lawsuits.

                A copy of the press release dated June 16, 2006 is furnished herewith as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d)                           Exhibits.

Exhibit No.             Description

99.1                                                                           Press Release of June 16, 2006

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated:      June 16, 2006

EXHIBIT INDEX

99.1                                                                           Press Release of June 16, 2006